Quality Automotive Company
                            Route 627, Airport Drive
                             Tappahannock, VA 22560





                                                        March 31, 1999



Martin Chevalier and Malvina B. Chevalier
26 Piscataway Drive
Cold Cheer Farm Estates
Tappahannock, VA 22560


                     Re: Second Amendment to Promissory Note

Dear Martin and Malvina:

     Reference is made to the Amended and Restated Promissory Note, dated August 29, 1997, in the principal amount of $2,697,841.73 (the "Note") from the undersigned to Martin Chevalier and Malvina B. Chevalier, as tenants by the entirety.

     This letter confirms that the Note is hereby amended to extend the date of Maturity (as such term is defined in the Note) to May 15, 2000.

     The undersigned hereby further acknowledges, ratifies and reaffirms its obligations under the Note, which Note remains in full force and effect except as otherwise amended herein.

                                             Very truly yours,

                                             U.S. Automotive Manufacturing, Inc.


                                             By: _______________________________
                                                 Name:
                                                 Title:

AGREED AND ACCEPTED:


__________________________
Martin Chevalier


__________________________
Malvina B. Chevalier